UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 26, 2018 (Date of earliest event reported)
MEDTAINER, INC. (Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29381 (Commission File Number)	65-0207200 (IRS Employer Identification Number)

1620 Commerce St. Corona, CA (Address of principal executive offices)		92880 (ZIP Code)
(844) 226-5649 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

On October 25, 2018, Paritz & Company, P.A. (“Paritz”), the Registrant’s independent registered public accounting firm, gave notice of its resignation as such, effective on that date. The Registrant’s Board of Directors has therefore engaged Prager Metis CPAs, LLC (“Prager”) to serve as the Registrant’s independent registered public accounting firm, effective on October 26, 2018.

The reports of Paritz on the Registrant’s financial statements as of and for the Registrant’s fiscal years ended December 31, 2017, and 2016, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports thereon contained an uncertainty about the Registrant’s ability to continue as a going concern.

During these two fiscal years and the subsequent interim periods from January 1, 2018, to the date of this report, and in connection with the audit of the Registrant’s financial statements for these periods, there were no disagreements between the Registrant and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Registrant’s financial statements.

During these two fiscal years and the subsequent interim periods from January 1, 2018, to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During these two fiscal years and the subsequent interim periods from January 1, 2018 to the date of this report, the Registrant did not consult with Prager regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided Paritz with a copy of the disclosures in this report and has requested that Paritz provide it with a letter addressed to the United States Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. Paritz has furnished that letter and a copy thereof is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter, dated October 29, 2018, to United States Securities and Exchange Commission from Paritz & Company, P.A. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDTAINER, INC.

By: /s/ Curtis Fairbrother

Chief Executive Officer

Date: October 29, 2018